Date:   September 27, 2013

          Amount: $136,600 (U.S.)

NU-MED PLUS, INC.

SECURED PROMISSORY NOTE

BEARING INTEREST AT 8% PER ANNUM

______________________________________________________________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO-ACTION" OR INTERPRETIVE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

______________________________________________________________________________

Premises

Smith Corporate Services, Inc. has been providing funding in the form of monthly loans to NU-MED PLUS, INC. for the past twelve months.  Initially, the loans were to be short term while the Company raised additional capital.  As the need for funding has continued, Smith Corporate Services, Inc. has continued to provide loans until a longer term solution to the Company’s funding needs were met.   The Company is hopeful it will not have to rely on Smith Corporate Services, Inc. loans in the future and wants to enter into Note as a means of memorializing the past loans in one instrument.  Accordingly, the parties want to memorialize the loans in writing and provide mutually agreed upon terms to such loans to provide certainty going forward.

Note

NU-MED PLUS, INC., a corporation duly organized and existing under the laws of the State of Utah (hereinafter referred to as the "Company"), for value received, hereby promises to pay to Smith Corporate Services, Inc., the registered holder hereof, the principal sum of one hundred thirty six thousand six hundred United States Dollars (U.S. $136,600) thirty (30) days from the receipt of a demand for payment by Holder, upon presentation and surrender of this promissory note (the "Note") at the offices of the Company, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, until the principal hereof is paid or made available for payment as herein provided. Holder may not make demand for payment until six (6) months from the date hereof.

This Note is subject to the following further terms and material provisions:

1.

Term and Interest.  The date of maturity of the Note shall be thirty (30) days from the receipt of demand for payment by Holder, subject to prepayment as set forth in paragraph 2 hereof. Holder may not make demand for payment until six (6) months from the date hereof.  The Note shall bear simple interest at the rate of eight percent (8.0%) per annum. Beginning the thirteenth month, principal and interest will be amortized over the balance of the term and be paid at maturity subject to the prepayment set forth in paragraph 2 hereof and will be paid at the office of the Company, maintained for such purposes, to the registered holder of the Note on the books and records of the Company.

2.

Prepayment.  Twenty-four (24) months from the date hereof, this Note is subject to prepayment, in whole or in part, at the election of the Company at any time, upon not less than 10 days notice.  Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note and accrued interest at the date of prepayment.  On the date fixed for prepayment by the Company, the amount of principal shall be paid in cash or certified funds. Any Note which is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment.  If less than all the Note principal amount and interest is to be prepaid, notice of the proposed prepayment shall be sent to the registered holder of the Note and such prepayment shall be made. This Note will not be subject to prepayment if the Company has knowledge of or reason to believe a “Change of Control” or “Fundamental Transaction,” as herein defined, is likely within the next six months.

3.

Satisfaction and Discharge of Note.  This Note shall cease to be of further effect (except as to any surviving rights of transfer, or exchange of Notes herein expressly provided for) when:

(a)

The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal and interest amounts under the Note or the conversion of the Note as provided herein; and

(b)

All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been met.

4.

Events of Default.  "Events of Default," when used herein, whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or government body or be caused by the provisions of any paragraph herein means any one of the following events:

(a)

Default in the payment of the principal of the Note, when due, whether at maturity, or otherwise; or

(b)

Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 30 days after there has been given to the Company by registered or certified mail, by the holders of a majority in principal amount of the outstanding Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(c)

The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

(d)

The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or

(e)

The consent by the Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property), or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

5.

Acceleration of Maturity.  If an event of default occurs and is continuing then, in every such case, the holder of the Note, may declare the principal of the Note to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable.  At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holder, the holders the Note, by written notice to the Company, may rescind and annul such declaration and its consequences, if all events of default, other than the nonpayment of the principal of the Note which has become due solely by such acceleration, has been cured or waived.  No such recession shall affect any subsequent default or impair any right contingent thereon.

6.

Suits for Enforcement.  If an event of default occurs and is continuing, the holder of the Note may, in its discretion, proceed to protect and enforce its rights by such appropriate judicial proceedings as the holder shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

7.

Limitation on Suits.  The holder of the Note shall not have any right to institute any proceedings, judicial or otherwise, with respect to this Note, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless such holder has previously given written notice to the Company of a continuing event of default as provided above.

8.

Conversion.  Subject to, and in compliance with, the provisions contained herein, the Holder of this Note, or its assigns is entitled, at its or his option, at any time prior to maturity of the Note, or in case this Note or some portion hereof shall have been called for prepayment or considered in default under paragraph 2 or 5 hereof, then, in respect of this Note or such portion hereof, to convert this Note (or any portion of the principal amount hereof), into validly issued, fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company, (the “Common Stock” or “Shares”) at the rate of one Share for each one cent ($0.01) of principal and accrued but unpaid interest of the Note (“Conversion Price”), subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by surrender of this Note, duly endorsed (if so required by the Company) or assigned to the Company or in blank, to the Company at its offices, accompanied by written notice to the Company, that the Holder hereof elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted.  On conversion, no adjustment for interest is to be made, but if any Holder surrenders this Note for conversion between the record date for the payment of any installment of interest and the next interest payment date, the holder of such Note when surrendered for conversion shall be entitled to payment of the interest thereon from the last preceding record date for interest through the date of conversion which the registered holder is entitled to receive on such conversion date.  No fraction of Shares will be issued on conversion, but instead of any fractional interest, the Company will pay cash adjustments as provided herein. Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified herein without registration or qualification under applicable federal and state securities laws.  The Company shall reserve for issuance that number of shares necessary to permit the conversion of this Note.  All shares of Common Stock that shall be issuable on conversion shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.  The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9)   Holder's Restriction on Conversion.

a)

 Limitation on Right to Convert. The Company shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable notice of conversion, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Note beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without  limitation, any other notes or the warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a notice of conversion shall be deemed to be the Holder's determination of whether this Note may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a notice of conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company's most recent Form 10-Q or Form 10- K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two business days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder; provided however, until such time as Holder has reduce its ownership to less than 4.9% of the number of shares of Common Stock outstanding, the Beneficial Ownership Limitation shall be 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Amendment to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to openly give-effect to such limitation. The limitations contained in this section shall apply to a successor holder of this Note.

b)

Forced Conversion. Notwithstanding anything herein to the contrary, if a Change of Control or a Fundamental Transaction, as herein defined occur, the Company shall within three (3) business days of such event or notice of such event deliver a written notice to the Holder (a "Forced Conversion Notice" and the date such notice is delivered to the Holder, the "Forced Conversion Notice Date") to cause the Holder to convert, up to a principal amount of this Note equal to all or part of such Holder's pro-rata portion of the Forced Conversion Amount, it being understood that the "Conversion Date" for purposes of this Section 9 shall be deemed to occur on the record date for such event (the "Forced  Conversion Date"). As to each Holder, a Forced Conversion Notice shall contain the aggregate Forced Conversion Amount, such Holder's pro-rata portion of such amount, confirmation of the satisfaction of the conditions set forth above, and the portion of such Holder's pro-rata portion of the Forced Conversion Amount to be converted on each Forced Conversion Date. The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective in regards to a Change of Control transaction, unless at the closing of the transaction triggering the Forced Conversion, the Company would no longer be subject to Section 12(g) or 12(b) or the Exchange Act or the Company will cease to exist or substantially all of the Company’s assets are being sold as part of such transaction or the consideration being received by the Holder will not be shares of Common Stock of the Company at the closing of the triggering event.  Although Holder will be deemed to own the Shares as of the Record Date of such action, Holder will have no voting rights related to such Shares on such date and shall not vote the Shares on the transaction triggering the forced conversion, but instead, for voting purposes, the Shares shall be deemed unissued or if required by statute be voted by the board of director of the Company in the same manor (i.e. for or against) as the majority of the Company’s shares are voted; provided that, any transaction requiring a supermajority vote must receive a supermajority vote of the outstanding common shares of the Company along with other voting shares as if the Shares of Holder were not outstanding prior to voting the Shares of Holder in favor of a triggering transaction. "Change of Control Transaction" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 51% of the voting securities of the Company, or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

10)

Certain Adjustments.

a)

Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)

Subsequent Equity Sales. If, at any time while this Note is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance” shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. If the Company enters into a variable rate transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The

Company shall notify the Holder in writing, no later than one (1) Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 10(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 10(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c)

Subsequent Rights Offerings. If the Company, at any time while the Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d)

Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 10(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Conversion Price determined as of the record date mentioned above, and of which the numerator shall be such Conversion Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one (1) outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one (1) share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)

Fundamental Transaction. If, at any time while this Note is
outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 10(e) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)

Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 28 day period commencing on the date of such notice through the effective date of the event triggering such notice; provided however, such conversion shall be subject to the Beneficial Ownership Limitations in Section 9(a) unless the conditions of a Forced Conversion of Section 9(b) occur or the Company is no longer subject to Section 12g of the Exchange Act.

11.

Acts of Holders.  Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Note to be given or taken by the holder hereof may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holder in person or by its agent or attorney-in-fact, duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein.  Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the “act” of the holder signing such instrument or instruments.  Proof of execution of any such instrument or of writing appointing any such agent shall be sufficient for any purpose of this Note if the fact and date of execution is verified by the affidavit of a witness of such execution or by the request, demand, authorization, direction, notice, consent, waiver, or other action by the holder of this Note shall bind the Note holder, whether or not notation of such action is made upon such Note.

12.

Notices to Holder; Waiver.  Where this Note provides for notice to holder of any event, such notice shall be sufficiently given if in writing and sent by courier providing for delivery within 72 hours or mailed, registered, postage prepaid, to each holder affected by such event, at its address as it appears in the Note register maintained by the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  Where the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the holder of this Note in the manner for giving notices set forth herein), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  Where this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

13.

Restrictions.  The holder of this Note, by acceptance hereof, represents and warrants as follows:

(a)

The Note is being acquired for the holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Securities Act and applicable state securities laws, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b)

The holder hereof has been advised and understands that the Note has not been registered under the Securities Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note under the Securities Act; in the absence of such registration, sale of the Note may be impracticable; the Company will maintain stop-transfer orders against registration of transfer of the Note.  The Company may refuse to transfer the Note unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no-action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note if any set forth herein.  The Company may also refuse to transfer the Note if any circumstance is present reasonably indicating that the transferee's representations are not accurate.

14.

Severability.  In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15.

Governing Law.  This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Utah.

16.

Legal Holidays.  In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

17.

Delay or Omission; No Waiver.  No delay or omission of any holder of the Note to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or any acquiescence therein.  Every right or remedy given hereby or by law may be from time to time, and as often as may be deemed expedient.

18.

Miscellaneous.  This Note is subject to the following additional terms and conditions:

(a)

If this Note is placed with any attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the registered holder hereof, because of any default in the terms and conditions herein, then in either event, Calibrus agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by the registered holder hereof in so doing.

(b)

None of the rights and remedies of the registered holder hereof shall be waived or affected by failure or delay to exercise them.  All remedies conferred on the registered holder of this Note shall be cumulated and none is exclusive.  Such remedies may be exercised concurrently or consecutively at the registered holder's option.

(c)

This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 13 hereof.

(d)

The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest, and of nonpayment of this Note.

DATED effective as of the 27th day of September, 2013.

NU-MED PLUS, INC.

By: /s/Jeff Robins

      Jeff Robins, Chief Executive Officer